UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 1, 2007

DAIRY FRESH FARMS INC.

Nevada	333-111486	98-0407549
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number )	(I.R.S. Employer Identification No.)

413 Churchill Avenue N. Ottawa, Ontario, Canada		K1Z 5C7
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 613-724-2484
(Name, address, including zip code, and telephone number, including area code, of agent for service of process)

NOT APPLICABLE
(Former Name or Former Address, if Changes Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant.

On May 1, 2007, Dairy Fresh Farms, Inc. (the “Company”) dismissed Raymond Chabot Grant Thornton LLP as its independent registered public accounting firm. Effective May 1, 2007, we engaged Jewett, Schwartz, Wolfe & Associates as our new independent registered public accounting firm. Our board of directors has approved the dismissal of Raymond Chabot Grant Thornton LLP and the appointment of Jewett, Schwartz, Wolfe & Associates as our new independent registered public accounting firm.

From the date of Raymond Chabot Grant Thornton LLP 's appointment on April 4, 2005, through the date of their dismissal on May 1, 2007, there were no disagreements between our company and Raymond Chabot Grant Thornton LLP on any matter listed under Item 304 Section (a)(1)(iv) A to E of Regulation S-B, including accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Raymond Chabot Grant Thornton LLP would have caused Raymond Chabot Grant Thornton LLP to make reference to the matter in its reports on our financial statements. The reports prepared by Raymond Chabot Grant Thornton LLP on the company’s financial statements for the years ended December 31, 2006, 2005 and 2004, contained neither an adverse opinion nor a disclaimer of opinion; however, such reports contained a qualifying paragraph setting forth that there was substantial doubt as to our ability to continue as a going concern.

Prior to engaging Jewett, Schwartz, Wolfe & Associates, we did not consult Jewett, Schwartz, Wolfe & Associates regarding either:

1.
the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to our company nor oral advice was provided by Tanner LC that was an important factor considered by our company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.
any matter that was either the subject of disagreement or event, as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instruction to Item 304 of Regulation S-B, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-B.

Prior to engaging Jewett, Schwartz, Wolfe & Associates, Jewett, Schwartz, Wolfe & Associates has not provided our company with either written or oral advice that was an important factor considered by our company in reaching a decision to change our independent registered public accounting firm from Raymond Chabot Grant Thornton LLP to Jewett, Schwartz, Wolfe & Associates.

We provided Raymond Chabot Grant Thornton LLP with a copy of this Current Report on Form 8-K on May 1, 2007, prior to its filing with the SEC, and requested that they furnish us with a letter addressed to the SEC stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. A copy of the letter provided by Raymond Chabot Grant Thornton LLP, dated May 2, 2007, is attached to this Form 8-K as an exhibit.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

16.1 Letter from Raymond Chabot Grant Thornton LLP, dated May 2, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

May 2, 2007

Dairy Fresh Farms, Inc.

By:	/s / Robert Harrison
Robert Harrision
Chief Executive Officer, Director